SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                           AMENDMENT NO. 1

                                  ON

                              FORM 8-K/A



                            CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    May 26, 1995


                           OLIN CORPORATION
        (Exact name of registrant as specified in its charger)


      Virginia                        1-1070                13-1872319
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                    Identification No.)


     120 Long Ridge Road, Stamford, Connecticut               06904
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (203) 356-2000


                            Not Applicable
    (Former name or former address, if changed since last report)






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Item 5.   Other Events.

          The form of Certificated Medium Term Note (Fixed Rate) filed as Exhibit 4.1 hereto and the form of Book-Entry Medium Term Note
(Fixed Rate) filed as Exhibit 4.2 hereto are intended to supersede and replace Exhibits 4(o) and 4(q), respectively, to Registration
Statement No. 33-52771 on Form S-3.

Item 7.   Financial Statements and Exhibits.

          (c)  The following are filed as Exhibits to this Report:

               4.1. Form of Certificated Medium Term Note (Fixed Rate).
               4.2. Form of Book-Entry Medium Term Note (Fixed Rate).






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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           OLIN CORPORATION



                                 By: /s/ J. A. Riggs
                                     --------------------------
                                     J. A. Riggs
                                     Senior Vice President and
                                     Chief Financial Officer



Dated: May 26, 1995






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                            EXHIBIT INDEX



Exhibit No.   Description


4.1.          Form of Certificated Medium Term Note (Fixed Rate).
4.2.          Form of Book-Entry Medium Term Note (Fixed Rate).